UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 29, 2006
LIFEWAY FOODS, INC.

(Exact name of registrant as specified in its charter)

ILLINOIS	0-17363	36-3442829

(State or other	(Commission File Number)	(I.R.S. Employer Identification No.)
jurisdiction of incorporation)

6431 West Oakton St. Morton Grove, IL	60053

(Address of principal executive offices)	(Zip code)
Registrant’s telephone number, including area code: (847) 967-1010
N/A

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure
SIGNATURE
Press Release dated March 29, 2006

Item 7.01 Regulation FD Disclosure
     On March 29, 2006, Lifeway Foods, Inc., an Illinois corporation (the “Company”) issued a press release. A copy of the press release is attached hereto as Exhibit 99.1.

Exhibit No.	Description of Exhibit
Exhibit 99.1	Press release dated March 29, 2006 – “Lifeway Foods Reports Record Fourth Quarter, and 2005 Full Year Earnings Results.”

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: April 3, 2006

LIFEWAY FOODS, INC.

By: /s/ Julie Smolyansky
Julie Smolyansky
Chief Executive Officer, President,
and Director